Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated October 6, 2020

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as supplemented to date

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, “KKR”) and Global Atlantic Financial Group Limited (together with its subsidiaries, “Global Atlantic”) announced a strategic transaction whereby KKR will acquire Global Atlantic (the “Transaction”). Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are indirect, wholly-owned subsidiaries of Global Atlantic. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of: (i) the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the “Trust”) on behalf of each Portfolio; (ii) the sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio; and (iii) the underwriting agreement between the Distributor and the Trust on behalf of the Portfolios.

In anticipation of the Transaction, at a meeting held on September 22, 2020 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, unanimously voted to approve (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio (“New Advisory Agreement”); (ii) new sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio (“New Sub-Advisory Agreements”); and (iii) a new underwriting agreement between the Distributor and the Trust on behalf of the Portfolios. Because the New Advisory Agreement is subject to shareholder approval, the Board also authorized sending a proxy statement to shareholders and contract owners of record as of September 23, 2020, to solicit approval of the New Advisory Agreement at a special meeting of shareholders of the Portfolios. The special meeting is scheduled to be held virtually on November 23, 2020. If approved by shareholders at the special meeting, the New Advisory Agreement would take effect upon the closing of the Transaction.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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